NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund

Supplement dated June 13, 2019
to the Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On June 12, 2019, the Board of Trustees of Nationwide Mutual Funds (the “Trust”) considered and approved a proposal to add a conversion feature to Class C shares such that they will automatically convert to Class A shares of the same Fund 10 years after they were issued.

Effective immediately, the Prospectus is amended as follows:

The following information is added to the “Investing with Nationwide Funds” section of the Prospectus immediately following the subsection on page 47 entitled “Waiver of Contingent Deferred Sales Charges Class A and Class C Shares”:

Conversion of Class C Shares

Effective October 2019, Class C shares automatically convert, at no charge, to Class A shares of the same Fund 10 years after purchase, provided that the Trust or the financial intermediary with whom the shares are held has records verifying that the Class C shares have been held for at least 10 years. These conversions will occur during the month immediately following the month in which the 10-year anniversary of the purchase occurs. Due to operational limitations at certain financial intermediaries, your ability to have your Class C shares automatically converted to Class A shares may be limited. Class C shares that are purchased via reinvestment of dividends and distributions will convert on a pro-rata basis at the same time as the Class C shares on which such dividends and distributions are paid. Because the share price of Class A shares is usually higher than that of Class C shares, you may receive fewer Class A shares than the number of Class C shares converted; however, the total dollar value will be the same. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a different conversion schedule, as described in Appendix A to this Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE